UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31390	06-1195422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North, Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	CBKC	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 30, 2020, in response to the hardships imposed upon the business of Christopher & Banks Corporation (the “Company”) by the COVID-19 pandemic, the Board of Directors (the “Board”) of the Company approved temporary salary reductions for the Company’s named executive officers, including a 20 percent salary reduction for Richard Bundy, Senior Vice President, Chief Financial Officer, and Andrea Kellick, Senior Vice President, Chief Merchandising Officer, effective retroactively on March 22, 2020, and until a determination by the Board to reinstate their salaries in full or in part, with such temporary salary reductions having no impact on any bonus or severance calculations. These reductions are aligned with 20 percent salary reductions for all of the Company’s employees effective March 22, 2020.

President and Chief Executive Officer Keri Jones agreed to a 50 percent reduction of her regular base salary effective April 5, 2020, and until a determination by the Board to reinstate her salary in full or in part. This agreement is memorialized in the Letter Agreement between the Company and Ms. Jones dated April 1, 2020 (the “Letter Agreement”). Along with the Company’s other named executive officers, Ms. Jones had previously agreed to a 20 percent salary reduction beginning March 22, 2020. In addition, the Letter Agreement clarifies that Ms. Jones’ Target Bonus, as defined in the Employment Agreement dated February 1, 2018 between the Company and Ms. Jones, and any severance payment due thereunder will be calculated based on Ms. Jones’ regular base salary, without regard to the temporary pay reduction set forth in the Letter Agreement.

A copy of the Letter Agreement is filed as Exhibit 10.1 to this report.  The description of the Letter Agreement set forth herein is subject in its entirety to the actual terms of the Letter Agreement set forth on Exhibit 10.1 to this report.

Item 7.01    Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

On March 31, 2020, Christopher & Banks Corporation (the “Company”) issued a press release providing a business update on COVID-19, including the temporary salary reductions disclosed above.

The press release issued on March 31, 2020 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and should be read in conjunction with the registrant's reports on Forms 10-K and 8-K, and other publicly available information, which contain other important information about the registrant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
10.1 Letter Agreement between Christopher & Banks Corporation and Keri Jones, dated April 1, 2020.
99.1 Press release issued by the Company March 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: April 1, 2020	By:	/s/ Richard Bundy
Richard Bundy
Senior Vice President, Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 31, 2020	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description
10.1	Letter Agreement between Christopher & Banks Corporation and Keri Jones, dated April 1, 2020.
99.1	Press release issued by the Company March 31, 2020.

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